                                                                    Exhibit 99.2


                     INTERNATIONAL TECHNOLOGY CORPORATION
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)
                         (Revised, Dated June 2, 1998)

                                                              Quarter Ended                      Fiscal Year Ended
                                                      ------------------------------       ------------------------------
                                                        March 27,        March 28,          March 27,        March 28,
                                                          1998             1997                1998             1997
                                                      --------------    ------------       -------------    -------------
                                                               (Unaudited)
Revenues                                                  $ 136,038        $ 95,712           $ 442,216        $ 362,131
                                                      --------------    ------------       -------------    -------------

Operating income
   excluding special charges                                $ 6,872  *      $ 3,405            $ 20,296  *       $ 4,707

Special charges                                              (5,694)              -             (14,248)          (8,403)
                                                      --------------    ------------       -------------    -------------

Income (loss) before interest and taxes                       1,178           3,405               6,048           (3,696)

Interest expense, net                                        (4,583)         (1,155)             (7,969)          (5,260)

Minority interest, net of tax                                  (264) *            -                (264) *             -
                                                      --------------    ------------       -------------    -------------

Income (loss) before income taxes                            (3,669)          2,250              (2,185)          (8,956)

(Provision) benefit for income taxes                            141            (967)             (4,175)             179
                                                      --------------    ------------       -------------    -------------

Income (loss) from continuing
   operations before extraordinary item                      (3,528)          1,283              (6,360)          (8,777)

Extraordinary item-early extinguishment
   of debt (net of $3,497 tax benefit)                        5,706               -               5,706                -
                                                      --------------    ------------       -------------    -------------

Income (loss) from continuing operations                     (9,234)          1,283             (12,066)          (8,777)

Discontinued Operations:  transportation, treatment
  and disposal business (net of $3,040 tax benefit)           4,960               -               4,960                -
                                                      --------------    ------------       -------------    -------------

Net income (loss)                                           (14,194)          1,283             (17,026)          (8,777)

Less preferred stock dividends                               (1,558)         (1,521)             (6,167)          (4,916)
                                                      --------------    ------------       -------------    -------------

Net income (loss) applicable to
   common stock                                           $ (15,752)         $ (238)          $ (23,193)       $ (13,693)
                                                      ==============    ============       =============    =============

Net income (loss) per common share:
   Earnings from continuing operations
      (net of preferred stock dividends)                    $ (0.52)        $ (0.02)            $ (1.28)         $ (1.48)
   Extraordinary item-early extinguishment of debt            (0.59)           -                  (0.59)            -
   Earnings from discontinued operations                      (0.51)           -                  (0.51)            -
                                                      --------------    ------------       -------------    -------------

                                                            $ (1.62)        $ (0.02)            $ (2.38)         $ (1.48)
                                                      ==============    ============       =============    =============

Average common and common
   equivalent shares outstanding                              9,733           9,606               9,737            9,227

 * With OHM minority interest separately presented. On the previous Condensed Consolidated Statement of Operations (as reported in the press release dated May 28, 1998) the OHM minority interest was presented as part of operating income.